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                                                                    Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                             OF THE SARBANES-OXLEY
                                  ACT OF 2002

In connection with the Annual Report of Piedmont Natural Gas Company, Inc. (the "Company"), on Form 10-K/A for the period ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David J. Dzuricky, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 18, 2004

/s/ David J. Dzuricky
------------------------------------------------
David J. Dzuricky
Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.